Exhibit 4.7.6 - Total Price of Pipeline
Total Price
Item	System	Price (RMB)
1	quotation of water system	***
2	quotation of material system	***
3	quotation of gas system	***
4	quotation of synergic system	***
	Total:1, 2, 3, 4	***
	Total Price	***

RMB

Bid Schedule of Price
Item	Scope of Supply	Price (RMB)
1	Price Breakdown for PW Distribution System	***
2	Price Breakdown for WFI Distribution System	***
3	Price Breakdown for PS Distribution System	***
4	Automatic Control System FOR WATER	***
5	Insulation Fee	***
6	Piping surport	***
	Subtotal 1 for Material	***
7	Welding Point Cost	***
8	Cost of Welding Point marking (100% of total welding point ) 20RMB /point	***
9	Endoscopic Check (20% of total welding point ) 80 RMB /point	***
10	X-ray Check ( 100% of total hand-welding point,all welded samples ) 180 RMB /point	***
11	Insurance and Transportation	***
	Subtotal 2 for Piping fabrication	***
12	Detail Design, Shop Drawings and As-built Drawings	***
13	Quotation For Validation Activities	***
14	Project Management & Supervision	***
15	COMPANY Management	***
	Subtotal 3 for Project Service	***
	Subtotal 1, 2, 3,	***
	Tax （for main materials part issue added-value tax, for the others issue project invoice）	***
	Total Price	***

Bid Schedule of Price
Item	Scope of Supply	Price (RMB)
1	Price Breakdown for Solution System	***
2	Price Breakdown for CIP System	***
3	Automatic Control System	***
4	Piping surport	***
	Subtotal 1 for Material	***
5	Welding Point Cost	***
6	Cost of Welding Point marking (100% of total welding point ) 20RMB /point	***
7	Endoscopic Check (20% of total welding point ) 80 RMB /point	***
8	X-ray Check ( 100% of total hand-welding point,all welded samples ) 180 RMB /point	***
9	Insurance and Transportation	***
	Subtotal 2 for Piping fabrication	***
10	Detail Design, Shop Drawings and As-built Drawings	***
11	Quotation For Validation Activities	***
12	Quotation For Validation Activities	***
13	Project Management & Supervision	***
14	COMPANY Management	***
	Subtotal 3 for Project Service	***
	Subtotal 1, 2, 3,	***
	Tax （for main materials part issue added-value tax, for the others issue project invoice）	***
	Total Price	***

Bid Schedule of Price 价格一览表
Item	Scope of Supply	Price (RMB)
1	Price Breakdown for CA Distribution System	***
2	Price Breakdown for N2 Distribution System	***
3	Price Breakdown for O2 Distribution System	***
4	Price Breakdown for CO2 Distribution System	***
5	Piping surport	***
	Subtotal 1 for Material	***
6	Welding Point Cost	***
7	Cost of Welding Point marking (100% of total welding point ) 20RMB /point	***
8	Endoscopic Check (20% of total welding point ) 80 RMB /point	***
9	X-ray Check ( 100% of total hand-welding point,all welded samples ) 180 RMB /point	***
10	Insurance and Transportation	***
	Subtotal 2 for Piping fabrication	***
11	Detail Design, Shop Drawings and As-built Drawings	***
12	Quotation For Validation Activities	***
13	Project Management & Supervision	***
14	COMPANY Management	***
	Subtotal 3 for Project Service	***
	Subtotal 1, 2, 3,	***
	Tax （for main materials part issue added-value tax, for the others issue project invoice）	***
	Total Price	***

Bid Schedule of Price 价格一览表
Item	Scope of Supply	Price (RMB)
1	Price Breakdown for KS Distribution System	***
2	Price Breakdown for Cooling Water Distribution System	***
3	Price Breakdown for PW Water Distribution System	***
4	Price Breakdown for Public Energy Distribution System	***
5	Insulation Fee	***
6	Piping surport	***
	Subtotal 1 for Material	***
7	Welding Point Cost	***
8	Cost of Welding Point marking (100% of total welding point ) 20RMB /point	***
9	Endoscopic Check (20% of total welding point ) 80 RMB /point	***
10	X-ray Check ( 100% of total hand-welding point,all welded samples ) 180 RMB /point	***
11	Insurance and Transportation	***
	Subtotal 2 for Piping fabrication	***
12	Detail Design, Shop Drawings and As-built Drawings	***
13	Project Management & Supervision	***
14	COMPANY Management	***
	Subtotal 3 for Project Service	***
	Subtotal 1, 2, 3,	***
	Tax （for main materials part issue added-value tax, for the others issue project invoice）	***
	Total Price	***